Exhibit 99.4

THE INFORMATION CONTAINED HEREIN HAS NOT BEEN INDEPENDENTLY VERIFIED BY WAMU CAPITAL CORP.  THE INFORMATION CONTAINED HEREIN IS PRELIMINARY AND SUBJECT TO CHANGE, AND SUPERSEDES INFORMATION CONTAINED IN ANY PRIOR COLLATERAL TERM SHEET FOR THIS TRANSACTION.

PROSPECTIVE INVESTORS IN THE SECURITIES SHOULD READ THE RELEVANT DOCUMENTS FILED, OR TO BE FILED, WITH THE SECURITIES AND EXCHANGE COMMISSION BECAUSE THEY CONTAIN IMPORTANT INFORMATION.  SUCH DOCUMENTS MAY BE OBTAINED WITHOUT CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION'S WEBSITE.

ALTHOUGH A REGISTRATION STATEMENT (INCLUDING THE BASE PROSPECTUS) RELATING TO THE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS EFFECTIVE, THE FINAL PROSPECTUS SUPPLEMENT RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION HAS NOT YET BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.  ONCE AVAILABLE, A FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT MAY BE OBTAINED WITHOUT CHARGE BY CONTACTING THE WAMU CAPITAL CORP. TRADING DESK AT 206-554-2450, OR BY CONTACTING WASHINGTON MUTUAL MORTGAGE SECURITIES CORP. AT 847-548-6500.

WaMu Mortgage Pass-Through Certificates
Series 2005-AR8 Group 2
Mortgage Loans
Preliminary Collateral Information As of 07/01/05

TOTAL CURRENT BALANCE	$2,363,280,937
TOTAL ORIGINAL BALANCE	$2,375,286,934

NUMBER OF LOANS	4,223

			Minimum		Maximum
AVG CURRENT BALANCE	$559,621		$10,620		$2,499,166
AVG ORIGNAL BALANCE	$562,464		$26,250		$2,500,000

WAVG GROSS COUPON	5.12%		4.43%		6.07%
WAVG GROSS MARGIN	2.49%		1.80%		3.44%
WAVG MAX INT RATE	9.97%		9.50%		10.87%

WAVG CURRENT LTV	70.19%		1.17%		95.00%

WAVG FICO SCORE	690		581		850

WAVG MONTHS TO ROLL	1	months	1	months	1	months

WAVG NEG AM LIMIT	124%		110%		125%
WAVG PAYMENT CAP	7.50%		7.50%		7.50%
WAVG RECAST	60	months	60	months	60	months

WAVG ORIGINAL TERM	365	months	180	months	480	months
WAVG REMAINING TERM	359	months	171	months	477	months
WAVG SEASONING	6	months	3	months	16	months

NZ WAVG PREPAY TERM	18	months	12	months	36	months

TOP STATE CONC	CA(60.16%),NY(6.74%),FL(6.50%)
MAXIMUM CA ZIPCODE	0.60%

FIRST PAY DATE			April 1,2004		May 1,2005

RATE CHANGE DATE			August 1,2005		August 1,2005

MATURE DATE			October 1,2019		April 1,2045

PRODUCT	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
Monthly MTA	4,223	$2,363,280,937	100.00%
Total	4,223	$2,363,280,937	100.00%

CURRENT BALANCE ($)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
1— 100,000	26	$1,797,628	0.08%
100,001— 200,000	134	20,519,062	0.87
200,001— 300,000	160	39,769,528	1.68
300,001— 400,000	681	254,806,735	10.78
400,001— 500,000	1,174	529,002,193	22.38
500,001— 600,000	773	423,790,324	17.93
600,001— 700,000	511	330,579,169	13.99
700,001— 800,000	224	167,478,829	7.09
800,001— 900,000	140	119,462,075	5.05
900,001— 1,000,000	162	156,821,584	6.64
1,000,001— 1,100,000	47	49,796,854	2.11
1,100,001— 1,200,000	52	59,343,903	2.51
1,200,001— 1,300,000	34	42,267,158	1.79
1,300,001— 1,400,000	34	45,946,296	1.94
1,400,001— 1,500,000	38	56,018,622	2.37
1,500,001— 1,600,000	6	9,011,374	0.38
1,600,001— 1,700,000	3	4,890,037	0.21
1,700,001— 1,800,000	2	3,424,773	0.14
1,800,001— 1,900,000	4	7,386,749	0.31
1,900,001— 2,000,000	3	5,916,549	0.25
2,000,001— 2,100,000	2	4,140,827	0.18
2,100,001— 2,200,000	2	4,299,635	0.18
2,200,001— 2,300,000	1	2,207,823	0.09
2,300,001— 2,400,000	3	7,135,332	0.30
2,400,001— 2,500,000	7	17,467,880	0.74
Total	4,223	$2,363,280,937	100.00%

GROSS COUPON (%)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
4.251— 4.500	1	$406,917	0.02%
4.501— 4.750	12	7,972,845	0.34
4.751— 5.000	1,238	679,077,578	28.73
5.001— 5.250	2,144	1,169,650,256	49.49
5.251— 5.500	772	472,137,159	19.98
5.501— 5.750	51	30,238,031	1.28
5.751— 6.000	4	3,518,699	0.15
6.001 >=	1	279,452	0.01
Total	4,223	$2,363,280,937	100.00%

GROSS MARGIN (%)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
1.751— 2.000	3	$2,863,795	0.12%
2.001— 2.250	94	50,953,215	2.16
2.251— 2.500	2,236	1,292,276,034	54.68
2.501— 2.750	1,787	945,272,071	40.00
2.751— 3.000	95	64,735,931	2.74
3.001— 3.250	5	4,934,444	0.21
3.251— 3.500	3	2,245,448	0.10
Total	4,223	$2,363,280,937	100.00%

MAX INT RATE (%)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
9.251— 9.500	1	$398,843	0.02%
9.501— 9.750	2	770,882	0.03
9.751— 10.000	3,789	2,079,646,461	88.00
10.001— 10.250	391	250,949,716	10.62
10.251— 10.500	32	25,087,728	1.06
10.501— 10.750	5	4,181,860	0.18
10.751— 11.000	3	2,245,448	0.10
Total	4,223	$2,363,280,937	100.00%

ORIGINAL TERM (Months)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
180	3	$1,550,128	0.07%
360	4,054	2,259,360,727	95.60
480	166	102,370,082	4.33
Total	4,223	$2,363,280,937	100.00%

NEG AM LIMIT (%)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
110	402	$228,067,204	9.65%
125	3,821	2,135,213,733	90.35
Total	4,223	$2,363,280,937	100.00%

REMAINING TERM (Months)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
171— 180	3	$1,550,128	0.07%
341— 350	651	367,385,880	15.55
351— 360	3,403	1,891,974,847	80.06
461— 470	21	12,794,996	0.54
471— 480	145	89,575,086	3.79
Total	4,223	$2,363,280,937	100.00%

SEASONING (Months)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
1— 6	2,425	$1,482,329,209	62.72%
7— 12	1,792	878,178,386	37.16
13 >=	6	2,773,343	0.12
Total	4,223	$2,363,280,937	100.00%

CURRENT LTV (%)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
<= 20	7	$2,085,133	0.09%
21— 25	5	3,378,820	0.14
26— 30	9	5,710,679	0.24
31— 35	17	12,217,375	0.52
36— 40	28	23,749,678	1.00
41— 45	57	39,335,867	1.66
46— 50	98	68,377,746	2.89
51— 55	127	88,320,836	3.74
56— 60	211	140,655,635	5.95
61— 65	308	228,116,734	9.65
66— 70	497	312,632,126	13.23
71— 75	1,146	616,153,334	26.07
76— 80	1,482	724,504,973	30.66
81— 85	173	78,919,270	3.34
86— 90	32	11,379,714	0.48
91— 95	26	7,743,018	0.33
Total	4,223	$2,363,280,937	100.00%

FICO SCORE	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
580— 599	145	$51,332,652	2.17%
600— 619	450	157,362,465	6.66
620— 639	264	147,170,841	6.23
640— 659	247	144,572,099	6.12
660— 679	735	428,874,370	18.15
680— 699	867	537,985,702	22.76
700— 719	556	342,504,229	14.49
720— 739	192	115,792,861	4.90
740— 759	408	235,780,805	9.98
760— 779	221	126,016,264	5.33
780— 799	113	61,983,330	2.62
800 >=	25	13,905,321	0.59
Total	4,223	$2,363,280,937	100.00%

DOCUMENTATION	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
Full Documentation	1,399	$698,233,671	29.55%
Reduced Documentation	2,824	1,665,047,267	70.45
Total	4,223	$2,363,280,937	100.00%

IO FLAG	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
NO	4,223	$2,363,280,937	100.00%
Total	4,223	$2,363,280,937	100.00%

OCCUPANCY	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
Investor	10	$1,901,929	0.08%
Owner Occupied	3,985	2,227,616,481	94.26
Second Home	228	133,762,527	5.66
Total	4,223	$2,363,280,937	100.00%

PROPERTY TYPE	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
2-4 Family	73	$44,071,000	1.86%
Condo	423	213,032,218	9.01
Co-op	6	4,711,879	0.20
Single Family	3,718	2,099,190,316	88.83
Townhouse	3	2,275,524	0.10
Total	4,223	$2,363,280,937	100.00%

PURPOSE	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
Purchase	1,393	$778,857,671	32.96%
Refi—Cash Out	2,270	1,266,216,596	53.58
Refi—No Cash Out	560	318,206,671	13.46
Total	4,223	$2,363,280,937	100.00%

PREPAY TERM (Months)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
12	2,922	$1,747,468,420	73.94%
30	37	20,040,644	0.85
36	1,264	595,771,873	25.21
Total	4,223	$2,363,280,937	100.00%

STATE	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
AZ	62	$34,217,032	1.45%
CA	2,444	1,421,703,576	60.16
CO	86	45,702,806	1.93
CT	81	52,377,683	2.22
DC	7	4,072,073	0.17
DE	2	1,469,679	0.06
FL	290	153,589,743	6.50
GA	26	14,450,031	0.61
ID	4	2,379,322	0.10
IL	106	50,848,954	2.15
IN	6	3,368,289	0.14
KY	3	1,430,140	0.06
MA	122	64,520,909	2.73
MD	108	54,639,844	2.31
MI	38	12,816,801	0.54
MN	16	7,689,998	0.33
MO	4	1,577,419	0.07
MT	1	648,789	0.03
NC	13	7,675,166	0.32
NH	8	3,741,127	0.16
NJ	125	69,865,343	2.96
NV	65	32,605,321	1.38
NY	268	159,255,823	6.74
OH	21	7,771,597	0.33
OR	25	11,365,894	0.48
PA	31	11,102,288	0.47
RI	9	4,378,083	0.19
SC	10	7,265,113	0.31
TX	20	9,470,716	0.40
UT	14	6,511,173	0.28
VA	116	58,607,197	2.48
WA	83	41,322,369	1.75
WI	9	4,840,640	0.20
Total	4,223	$2,363,280,937	100.00%

WaMu Capital Corp.,
A Washington Mutual, Inc. Company